UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 24, 2002

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On September 23, 2002, Peoples Energy Corporation ("Peoples Energy") issued a press release reiterating its strong financial position in light of ratings action taken by Moody's Investors Service. Moody's lowered Peoples Energy's senior unsecured debt rating from A2 to A3 and the senior secured debt ratings of its gas distribution subsidiaries, The Peoples Gas Light and Coke Company and North Shore Gas Company from Aa2 to Aa3. The commercial paper rating for Peoples Energy was also lowered to P-2 from P-1 while those of its utilities remain unchanged at P-1.

Peoples Energy reiterated its earnings guidance for fiscal 2002 at the high end of the range of $2.70 to $2.80 per share before the special third quarter charge to boost the reserve for uncollectibles and in the range of $2.70 to $2.80 per share for fiscal 2003. "Our previously communicated earnings outlook remains unchanged by these ratings actions, and we retain excellent liquidity," said Thomas M. Patrick, Chairman, President and Chief Executive Officer.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This Current Report on Form 8-K contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's expectations for earnings per share for fiscal years 2002 and 2003. Actual results could differ materially because the realization of those results is subject to many uncertainties including, but not limited to: adverse decisions in the proceedings before the Illinois Commerce Commission concerning the prudency review of the utility subsidiaries' gas purchases; the future health of the U.S. and Illinois economies; the timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, and interest expense; adverse resolution of material litigation; business and competitive conditions resulting from deregulation and consolidation of the energy industry; effectiveness of the company's risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the U.S., Illinois and other states where Peoples Energy does business; changes in the nature of Peoples Energy's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; the company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time; operational factors affecting Peoples Energy's Gas Distribution, Power Generation and Oil and Gas Production segments; drilling risks and the inherent uncertainty of gas and oil reserve estimates; weather related energy demand; the timing and extent of changes in interest rates; and terrorist activities. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's filings under the Securities Exchange Act of 1934. All forward-looking statements included in this Form 8-K are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

September 24, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer